Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1428

           Closed-End Strategy: Discount Opportunity Portfolio 2014-2

                          Supplement to the Prospectus

   On June 23, 2014, Tortoise Capital Advisors announced the completion of the merger of Tortoise Energy Capital Corporation ("TYY") with and into Tortoise Energy Infrastructure Corporation ("TYG"). Shareholders of TYY received an amount of common shares of TYG based on each fund's relative net asset value per share as of the close of business on June 20, 2014. Fractional shares of TYG were not issued in the merger and consequently cash was distributed for any such fractional amounts.

   Notwithstanding anything to the contrary in the prospectus, as a result of the merger the Portfolio now holds shares of Tortoise Energy Infrastructure Corporation in place of shares of Tortoise Energy Capital Corporation.

Supplement Dated:         June 23, 2014